UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2017
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Director Election
The Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“FHLBI” or “Bank”) announces the election of Ronald Brown as a director of the Bank, effective January 1, 2018. On November 17, 2017, the Board unanimously elected Mr. Brown to serve as an FHLBI “member director” for the State of Indiana for a four-year term that will expire on December 31, 2021.
The election of Mr. Brown fills the vacancy on the Board that remained after the conclusion of the Bank’s recent election process. Pursuant to regulations of the Bank’s primary regulator, the Federal Housing Finance Agency (“Finance Agency”), a Board vacancy is filled by a vote of the remaining directors, sitting as a Board.
Mr. Brown is Senior Vice President, General Counsel and a member of the board of directors of United Fidelity Bank, FSB (“United Fidelity”), Evansville, Indiana, which is a member of the FHLBI. He is also Senior Vice President and General Counsel of Pedcor Financial, LLC and one of its subsidiaries, Pedcor Financial Bancorp. Fidelity Federal Bancorp, a subsidiary of Pedcor Financial Bancorp, is the thrift holding company of United Fidelity.
Mr. Brown will serve as a member of the Board’s Finance/Budget Committee, Affordable Housing Committee and Risk Oversight Committee. He will be compensated as a director in accordance with the Bank’s Directors’ Compensation and Expense Reimbursement Policy for 2018 (“Compensation Policy”), which was filed with the Securities and Exchange Commission (“SEC”) on September 28, 2017 as Exhibit 10.1 of a Current Report on Form 8-K. Except as provided in the Compensation Policy, Mr. Brown is not a party to any material plan, contract or arrangement that was entered into in connection with his election to the Board. Further, there is no arrangement or understanding between Mr. Brown and any other person, pursuant to which he was selected as a director. During the Bank’s last fiscal year, except as described in Item 13 of the Annual Report on Form 10-K filed with the SEC on March 10, 2017, neither Mr. Brown nor any of his immediate family members was a participant with the Bank in any transaction defined in Section 229.404 of the SEC regulations, and no such transaction is currently proposed.
For additional information regarding the Bank’s 2017 director election, please refer to the Current Reports on Form 8-K filed with the SEC on September 11, 2017 and October 13, 2017.
Board of Directors - 2018 Committee Assignments
On November 17, 2017, the Board approved the appointment of chairs and vice-chairs, as well as the members, of the Board's committees, effective January 1, 2018. The Board's committee assignments and chair/vice-chair designations for 2018 are attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
A copy of the Board's 2018 committee assignments and chair/vice-chair appointments are attached as Exhibit 99.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2017

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/MARY M. KLEIMAN
Mary M. Kleiman
Senior Vice President - General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	2018 Board Committee Assignments and Chair/Vice-Chair Designations